UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

June 5, 2002

(Amending Report Dated January 10, 2002)

Transmation, Inc.
(Exact name of registrant as specified in charter)

Ohio	0-3905	16-0874418

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Vantage Point Drive, Rochester, New York	14624

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(585) 352-7777

(Former name or former address, if changed since last report)

     The Registrant’s Current Report on Form 8-K, filed on January 10, 2002, is hereby amended to modify and restate Item 7(c) and Exhibit 99(a) thereof as follows:

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.*

See Index to Exhibits.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMATION, INC.

Dated:	June 5, 2002	By:	/s/ Carl E. Sassano Carl E. Sassano President and Chief Executive Officer

*	The Registrant has requested confidential treatment of certain information contained in the attached Exhibit. Such information has been filed separately with the Commission pursuant to the Registrant’s application for confidential treatment under 17 C.F.R. § 200.80(b)(4) and § 240.24b-2.

INDEX TO EXHIBITS

(99) Additional Exhibits

(a)	Transition Services Agreement, dated December 26, 2001, by and between the Registrant and Fluke Electronics Corp. is included herein as Exhibit 99(a). The Registrant has requested confidential treatment of certain information contained in this Exhibit. Such information has been filed separately with the Commission pursuant to the Registrant’s application for confidential treatment under 17 C.F.R. § 200.80(b)(4) and § 240.24b-2.